EXHIBIT 99.2

                                               1Q 2003 Conference Call
                                           11:00 AM ET, Today, 5/2/2003
                                             Dial 800-547-9328 for Q&A

 Webcast:                           Via Web site,  homeproperties.com,  in the "Investors" section under "Financial
                                    Information"

 Question & Answer:                 You will need to press the  number  one  followed  by the  number  four on your touchtone  phone to be placed in the queue to ask a question.  If you're  using a  speakerphone,  please pick up the handset  before  pressing the numbers.  No password is required.

 Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure Summary
12.      2003 Earnings Guidance

 Audio Replay:                      800-633-8284 or 402-977-9140
 Audio Replay Passcode:             21106008

Please call our office at 585-546-4900 if there is any additional information that we can provide.

DPG:yjw
Enclosures

                                    HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                 FIRST QUARTER 2003                      Q1 '03 versus Q1 '02
                                                                                             % Growth
                                                                                         ------------------
                                  # of         Date      Q1 '03    Q1 '03    Year Ago    Rental      Rental      NOI           Q1 '03%
                                 Apts.        Acqu.     Rent/Mo.   Occup.      Occup.     Rates       Revs.   w/ G&A     % NOI w/ G&A    #Units
                                 -----        -----     -------    ------      ------     -----       -----   ------     ------------    ------

Baltimore Region
Bonnie Ridge                       966     7/1/1999       $ 968     90.6%       90.2%      4.6%        5.1%     1.2%
Canterbury Apartments              618    7/16/1999       $ 754     92.6%       96.4%      6.0%        1.8%    -0.7%
Carriage House                      50    4/30/1998       $ 610     92.2%       86.7%     -0.3%        6.0%    17.8%
Country Village                    344    4/30/1998       $ 740     88.9%       87.5%      1.2%        2.9%    -6.9%
Falcon Crest                       396    7/16/1999       $ 806     92.5%       91.0%      1.7%        3.3%     1.7%
Fenland Field                      234     8/1/2001       $ 943     91.4%       92.3%      9.4%        8.4%     2.4%
Gateway Village                    132    7/16/1999     $ 1,030     96.4%       92.1%      7.2%       12.2%    11.2%
Mill Towne Village Apts            384    5/31/2001       $ 715     83.5%       88.3%     11.5%        5.5%    -2.0%
Morningside Heights              1,050    4/30/1998       $ 750     88.7%       89.3%      5.4%        4.7%     0.5%
Owings Run                         504    7/16/1999       $ 972     86.1%       85.1%      1.0%        2.1%    -2.3%
Selford Townhomes                  102    7/16/1999      $1,040     93.3%       84.6%      5.4%       16.2%    17.9%
Shakespeare Park                    82    7/16/1999       $ 611     99.8%      100.8%      4.8%        3.8%   -19.0%
Timbercroft Townhomes              284    7/16/1999       $ 658     99.5%       99.3%      2.9%        3.2%   -13.3%
Village Square Townhomes           370    7/16/1999       $ 908     95.9%       97.6%      9.1%        7.2%     4.7%
Woodholme Manor                    176    3/31/2001       $ 631     92.9%       91.8%     10.5%       11.9%     7.8%
                                ------                    -----     ----        ----       ---         ---      ---
Total Baltimore Region           5,692                    $ 826     90.8%       90.9%      5.1%        5.0%     0.2%            14.4%     13.7%

Boston Region:
Gardencrest                        696    6/28/2002      $1,119     94.1%         n/a       n/a         n/a      n/a
Stone Ends                         280    2/12/2003      $1,656     97.9%         n/a       n/a         n/a      n/a
                                ------                    -----     ----        ----       ---         ---      ---
Total Boston Region                976                   $1,119     94.1%         n/a       n/a         n/a      n/a             3.7%      2.4%

Buffalo, NY Region:
Emerson Square                      96   10/15/1997       $ 638     94.5%       99.3%      4.1%       -0.9%    -6.2%
Idylwood                           720     1/1/1995       $ 646     89.1%       89.1%      2.0%        2.1%     0.6%
Paradise Lane                      324   10/15/1997       $ 677     84.5%       91.7%      4.0%       -4.1%   -13.2%
Raintree Island                    504     8/4/1994       $ 703     85.0%       93.7%      4.3%       -5.5%   -27.6%
                                ------                    -----     ----        ----       ---         ---      ---
Total Buffalo Region             1,644                    $ 669     87.2%       91.6%      3.3%       -1.8%   -12.7%             1.9%      4.0%

Connecticut Region
Apple Hill                         498    3/27/1998      $1,018     93.0%       88.3%      4.0%        9.6%    12.4%
                                ------                    -----     ----        ----       ---         ---      ---
Total Connecticut Region           498                   $1,018     93.0%       88.3%      4.0%        9.6%    12.4%             1.6%      1.2%

Delaware Region
Home Properties of Newark          432    7/16/1999       $ 719     88.5%       88.5%      3.3%        3.3%   -15.1%
                                ------                    -----     ----        ----       ---         ---      ---
Total Delaware Region              432                    $ 719     88.5%       88.5%      3.3%        3.3%   -15.1%             0.7%      1.0%

Detroit, Michigan Region
Bayberry Place                     120    9/30/2000       $ 789     86.2%       95.1%     -0.5%       -9.8%   -33.5%
Canterbury Square                  336   10/29/1997       $ 754     86.5%       90.2%     -0.9%       -5.0%   -12.3%
Carriage Hill                      168    9/29/1998       $ 770     90.9%       92.1%      0.2%       -1.2%   -18.6%
Carriage Park                      256    9/29/1998       $ 737     91.9%       94.2%      1.2%       -1.3%    -9.7%
Charter Square                     492   10/29/1997       $ 844     88.6%       85.9%     -2.7%        0.5%    -3.9%
Cherry Hill Club                   165     7/7/1998       $ 664     91.1%       93.1%      4.0%        1.7%     6.7%
Cherry Hill Village                224    9/29/1998       $ 710     88.3%       86.9%     -1.1%        0.4%    -2.8%
Deerfield Woods                    144    3/22/2000       $ 814     91.1%       92.0%      3.5%        2.5%    -3.3%
Fordham Green                      146   10/29/1997       $ 872     93.6%       93.5%      2.4%        2.5%     4.0%
Golfview Manor                      44   10/29/1997       $ 571     87.8%       94.5%      2.8%       -4.5%   -55.4%
Greentrees                         288   10/29/1997       $ 657     92.2%       88.7%     -2.0%        1.9%    -4.5%
Hampton Court                      182    9/30/2000       $ 647     83.9%       91.9%     -0.5%       -9.2%   -25.0%
Kingsley                           328   10/29/1997       $ 689     88.9%       90.2%      0.4%       -1.0%   -13.0%
Macomb Manor                       217    3/22/2000       $ 683     95.2%       96.8%      2.3%        0.5%   -21.5%
Oak Park Manor                     298   10/29/1997       $ 834     83.9%       87.9%      8.2%        3.2%    -8.0%
Parkview Gardens                   484   10/29/1997       $ 643     86.0%       95.0%      5.6%       -4.4%   -26.6%
Scotsdale                          376   11/26/1997       $ 701     90.9%       92.3%      1.2%       -0.3%   -11.8%
Southpointe Square                 224   10/29/1997       $ 648     84.8%       89.1%      1.1%       -3.8%   -16.3%
Springwells Park                   303     4/8/1999      $1,006     82.5%       86.8%      1.5%       -3.6%   -18.7%
Stephenson House                   128   10/29/1997       $ 672     88.5%       90.6%     -0.7%       -3.1%    -1.5%
The Lakes                          434    11/5/1999       $ 904     82.7%       82.0%     -1.6%       -0.9%    -3.6%
Woodland Gardens                   337   10/29/1997       $ 744     84.7%       86.7%     -4.4%       -6.6%   -13.4%
                                ------                    -----     ----        ----       ---         ---      ---
Total Detroit Region             5,694                    $ 756     87.5%       89.5%      0.6%       -1.7%   -11.8%             9.8%     13.7%

Hudson Valley Region
Carriage Hill                      140    7/17/1996      $1,112     96.8%       96.7%      7.3%        7.5%    10.8%
Cornwall Park                       75    7/17/1996      $1,611     90.8%       92.9%      9.1%        6.6%     8.0%
Lakeshore Villas                   152    7/17/1996       $ 944     95.5%       92.6%      9.9%       13.3%    27.9%
Patricia                           100     7/7/1998      $1,192     94.5%       96.6%      6.2%        4.0%    10.8%
Sherwood Consolidation             224   10/11/2002       $ 821     97.4%         n/a       n/a         n/a      n/a
Sunset Gardens                     217    7/17/1996       $ 804     98.1%       96.2%      6.1%        8.1%     7.1%
                                ------                    -----     ----        ----       ---         ---      ---
Total Hudson Valley Region         908                    $ 989     95.9%       95.1%      7.6%        8.0%    12.2%             2.2%      2.2%

Illinois Region
Blackhawk                          371   10/20/2000       $ 840     90.9%       92.6%      0.6%       -1.2%    -4.7%
Courtyards Village                 224    8/29/2001       $ 789     91.8%       94.2%     -4.1%       -6.6%   -26.4%
Cypress Place                      192   12/27/2000       $ 889     92.1%       94.3%      1.1%       -1.3%   -11.8%
The Colony                         783     9/1/1999       $ 834     92.2%       90.0%     -3.6%       -1.3%    -2.9%
The New Colonies                   672    6/23/1998       $ 697     89.5%       94.0%      3.6%       -1.3%    -5.0%
                                ------                    -----     ----        ----       ---         ---      ---
Total Illinois Region            2,242                    $ 794     91.2%       92.3%     -0.7%       -1.8%    -7.1%             4.3%      5.4%

Indiana Region
Maple Lane                         396     7/9/1999       $ 670     85.3%       85.1%      2.8%        3.0%     1.8%
                                ------                    -----     ----        ----       ---         ---      ---
Total Indiana Region               396                    $ 670     85.3%       85.1%      2.8%        3.0%     1.8%             0.7%      1.0%

Long Island, NY Region
Bayview / Colonial                 160    11/1/2000      $1,041     94.2%       94.3%      8.6%        8.5%     7.5%
Cambridge Village                   82     3/1/2002      $1,210     98.8%         n/a       n/a         n/a      n/a
Coventry Village                    94    7/31/1998      $1,215     96.4%       98.6%      6.4%        4.1%     1.8%
Devonshire Hills                   297    7/16/2001      $1,679     92.3%       87.3%      4.8%       10.7%    11.8%
East Winds                          96    11/1/2000      $1,015     90.1%       86.2%      4.2%        9.0%     8.3%
Hawthorne Consolidation            434     4/4/2002      $1,169     88.6%         n/a       n/a         n/a      n/a
Heritage Square                     80     4/4/2002      $1,197     98.1%         n/a       n/a         n/a      n/a
Holiday/Muncy Consolidation        143    5/31/2002       $ 897     98.5%         n/a       n/a         n/a      n/a
Lake Grove Apartments              368     2/3/1997      $1,260     95.4%       96.8%      5.6%        4.1%     3.6%
Maple Tree                          84    11/1/2000      $1,055     94.0%       95.3%      4.5%        3.1%    -4.7%
Mid- Island Estates                232     7/1/1997      $1,068     95.7%       97.1%      6.0%        4.5%     4.8%
Rider Terrace                       24    11/1/2000      $1,062    100.1%       99.4%      7.5%        8.3%    10.5%
South Bay Manor                     61    9/11/2000      $1,319     93.5%       80.5%      8.6%       26.1%    58.4%
Southern Meadows                   452    6/29/2001      $1,261     94.2%       96.0%      4.3%        2.4%     8.2%
Stratford Greens                   359     3/1/2002      $1,267     94.9%         n/a       n/a         n/a      n/a
Terry Apartments                    65    11/1/2000      $1,019     92.7%       88.5%      4.5%        9.4%     5.4%
Westwood Village Apts              242     3/1/2002      $1,748     94.7%         n/a       n/a         n/a      n/a
Woodmont Village Apts               96     3/1/2002      $1,129     95.1%         n/a       n/a         n/a      n/a
Yorkshire Village Apts              40     3/1/2002      $1,282     97.9%         n/a       n/a         n/a      n/a
                                ------                    -----     ----        ----       ---         ---      ---
Total Long Island Region         3,409                   $1,258     94.0%       93.4%      5.4%        6.2%     8.0%            13.2%      8.2%

Maine Region
Mill Co. Gardens                    95     7/7/1998       $ 644     98.7%       93.3%      2.8%        8.7%     3.0%
Redbank Village                    500     7/7/1998       $ 726     91.7%       94.2%      6.7%        3.8%    -5.4%
                                ------                    -----     ----        ----       ---         ---      ---
Total Maine Region                 595                    $ 713     92.7%       94.1%      6.1%        4.5%    -4.3%             1.3%      1.4%

New Jersey Region
East Hill Gardens                   33     7/7/1998      $1,243     95.5%       96.1%      7.0%        6.3%   -14.9%
Lakeview                           106     7/7/1998      $1,033     99.0%       97.9%      7.0%        8.2%    10.0%
Oak Manor                           77     7/7/1998      $1,548     93.7%       95.0%      8.4%        6.9%     3.2%
Pleasant View                    1,142     7/7/1998       $ 956     91.9%       90.7%      3.4%        4.8%    -1.9%
Pleasure Bay                       270     7/7/1998       $ 823     98.0%       95.9%      4.8%        7.1%     5.7%
Royal Gardens Apartments           550    5/28/1997       $ 988     97.3%       95.4%      5.3%        7.4%    17.4%
Wayne Village                      275     7/7/1998      $1,071     90.7%       94.9%      7.9%        3.1%     6.3%
Windsor Realty                      67     7/7/1998       $ 976     95.4%       95.6%      4.5%        4.2%    -5.7%
                                ------                    -----     ----        ----       ---         ---      ---
Total New Jersey Region          2,520                    $ 987     94.0%       93.4%      4.9%        5.7%     4.1%             7.0%      6.1%

Philadelphia Region
Beechwood Gardens                  160     7/7/1998       $ 743     94.3%       95.6%      4.7%        3.2%   -12.4%
Castle Club                        158    3/15/2000       $ 802     98.3%       97.7%      3.8%        4.5%    -9.0%
Cedar Glen                         110     3/3/1998       $ 616     83.6%       92.7%      5.2%       -5.2%   -42.0%
Chesterfield                       247    9/23/1997       $ 814     96.2%       95.1%      2.6%        3.8%    -5.1%
Curren Terrace                     318    9/23/1997       $ 867     89.3%       90.4%      4.8%        3.6%   -13.8%
Executive House                    100    9/23/1997       $ 870     92.8%       97.7%      2.4%       -2.8%    -4.9%
Glen Brook                         177    7/28/1999       $ 707     92.8%       96.4%      3.1%       -0.9%   -27.6%
Glen Manor                         174    9/23/1997       $ 716     93.0%       94.3%      3.2%        1.8%   -20.4%
Golf Club                          399    3/15/2000       $ 953     92.0%       86.5%     -0.3%        6.0%   -13.3%
Green Acres                        212     3/1/2002       $ 774     92.2%         n/a       n/a         n/a      n/a
Hill Brook Place                   274    7/28/1999       $ 787     97.2%       93.4%      5.9%       10.2%    -3.4%
Home Properties of Bryn Mawr       316    3/15/2000      $1,008     90.0%       90.5%      1.6%        1.0%    -9.5%
Home Properties of Devon           629    3/15/2000      $1,053     90.1%       89.8%      0.9%        1.3%    -1.2%
New Orleans Consolidation          442    7/28/1999       $ 755     91.5%       93.8%      3.5%        1.1%    -9.4%
Racquet Club                       467     7/7/1998       $ 904     95.1%       96.5%      3.1%        1.6%    -6.7%
Racquet Club South                 103    5/27/1999       $ 795     97.3%       90.9%      4.3%       11.6%    10.1%
Ridley Brook                       244    7/28/1999       $ 770     96.1%       97.6%      3.4%        1.9%   -12.2%
Sherry Lake                        298    7/23/1998      $1,042     94.1%       94.6%      3.5%        3.0%    -1.8%
The Landings                       384   11/25/1996       $ 915     94.0%       88.3%      1.5%        8.1%    -2.0%
Trexler Park                       249    3/15/2000       $ 975     86.3%       81.1%      3.5%       10.2%     1.0%
Valley View                        176    9/23/1997       $ 768     91.1%       91.6%      2.6%        2.1%   -16.3%
Village Square                     128    9/23/1997       $ 837     89.4%       89.5%      1.7%        1.6%   -11.5%
William Henry                      363    3/15/2000      $1,043     83.3%       86.6%      4.4%        0.4%   -13.2%
                                ------                    -----     ----        ----       ---         ---      ---
Total Philadelphia Region        6,128                    $ 884     91.8%       91.4%      2.8%        3.2%    -8.1%            14.0%     14.8%

Rochester, NY Region:
1600 East Avenue                   164    9/18/1997      $1,263     60.3%       63.0%     -5.5%       -9.5%   -35.0%
1600 Elmwood                       210     8/4/1994       $ 894     89.3%       95.8%      3.5%       -3.5%   -14.1%
Brook Hill                         192     8/4/1994       $ 896     77.2%       89.5%      3.2%      -11.0%   -34.4%
Newcastle Apartments               197     8/4/1994       $ 757     94.6%       85.5%      0.6%       11.3%     9.7%
Northgate Manor                    224    11/3/1994       $ 684     81.8%       84.2%      1.3%       -1.6%   -32.0%
Perinton Manor                     224     8/4/1994       $ 814     87.8%       89.9%      1.0%       -1.3%    -9.7%
Pines of Perinton                  508    9/29/1998       $ 521     96.0%       97.8%      0.1%       -1.7%   -30.1%
Riverton Knolls                    240     8/4/1994       $ 836     79.9%       74.8%     -1.2%        5.5%    20.5%
Spanish Gardens                    220     8/4/1994       $ 693     81.5%       86.3%      2.3%       -3.4%   -23.5%
The Meadows                        113     8/4/1994       $ 712     94.4%       92.5%      4.1%        6.2%     6.6%
Woodgate                           120    6/30/1997       $ 802     91.8%       93.7%      2.5%        0.4%   -14.3%
                                ------                    -----     ----        ----       ---         ---      ---
Total Rochester Region           2,412                    $ 765     84.2%       85.9%      0.6%       -1.3%   -15.3%             3.6%      5.8%

Syracuse, NY Region:
Candlewood Gardens                 126     1/1/1996       $ 587     86.5%       89.7%      6.0%        2.3%    -1.3%
Fairview Heights                   211     8/4/1994       $ 899     95.1%       93.9%      3.9%        5.2%    -3.3%
Harborside Manor                   281    9/30/1994       $ 656     93.3%       93.2%      2.6%        2.7%     9.4%
Pearl Street                        60    5/17/1995       $ 572     91.7%       88.6%      4.0%        7.6%     1.4%
Village Green (inclu Fairways)     448   12/19/1994       $ 675     86.5%       83.9%      2.1%        5.3%     3.1%
Westminster Place                  240     1/1/1996       $ 656     91.4%       92.0%      3.2%        2.5%    -7.9%
                                ------                    -----     ----        ----       ---         ---      ---
Total Syracuse Region            1,366                    $ 690     90.6%       89.7%      3.1%        4.1%     0.3%             2.1%      3.3%

Washington DC Region
Braddock Lee                       254    3/16/1998      $1,059     95.4%       96.4%      4.5%        3.3%    -4.6%
Brittany Place                     591    8/22/2002       $ 952     95.9%         n/a       n/a         n/a      n/a
Cider Mill                         864    9/27/2002       $ 988     95.8%         n/a       n/a         n/a      n/a
East Meadow                        150     8/1/2000      $1,152     87.7%       91.6%     -4.7%       -8.8%   -25.2%
Elmwood Terrace                    504    6/30/2000       $ 775     92.8%       90.9%      2.5%        4.6%    -9.3%
Orleans Village                    851   11/16/2000      $1,160     84.6%       89.3%      4.1%       -1.4%    -9.6%
Park Shirlington                   294    3/16/1998      $1,108     93.6%       96.5%      5.6%        2.4%    -5.3%
Pavilion Apartments                432     7/1/1999      $1,358     93.3%       87.3%      4.7%       11.9%    10.5%
Seminary Hill                      296     7/1/1999      $1,103     87.4%       93.3%      3.0%       -3.4%   -15.8%
Seminary Towers                    548     7/1/1999      $1,098     92.5%       91.3%      1.5%        2.8%     2.0%
Tamarron Apartments                132    7/16/1999      $1,058     94.6%       98.2%      7.3%        3.3%    -2.8%
The Manor - MD                     435    8/31/2001      $1,083     95.4%       96.1%      7.1%        6.3%     7.0%
The Manor - VA                     198    2/19/1999       $ 882     93.5%       88.3%     -2.4%        3.4%     6.1%
The Sycamores                      185   12/16/2002      $1,094     92.5%         n/a       n/a         n/a      n/a
Virginia Village                   344    5/31/2001      $1,126     93.8%       85.4%      3.7%       13.9%    -6.1%
Wellington Lakes                   160   10/24/2001       $ 743     82.9%       89.7%      8.8%        0.5%   -18.8%
Wellington Woods                   114   10/24/2001       $ 755     91.9%       93.0%      9.6%        8.2%     7.0%
West Springfield                   244   11/18/2002      $1,238     84.0%         n/a       n/a         n/a      n/a
                                ------                    -----     ----        ----       ---         ---      ---
Total Washington DC Region       6,596                   $1,055     91.7%       91.2%      3.7%        3.5%    -3.7%            19.6%     15.9%

TOTAL OWNED PORTFOLIO           41,508                    $ 901     91.1%         n/a       n/a         n/a      n/a           100.0%    100.0%
TOTAL CORE PORTFOLIO            36,736                    $ 874     90.7%       91.0%      3.2%        2.8%    -1.0%

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

-----------------------------------------------------------------------------------
                                                      1st Qtr  4th Qtr
Region                                        % Units    2003     2002    Variance
------                                        -------    ----     ----    --------

Mid-Atlantic (Baltimore/Washington)             28.3%   90.9%    92.7%       -1.8%
Philadelphia                                    16.1%   91.8%    91.9%       -0.1%
Detroit                                         15.5%   87.5%    90.6%       -3.1%
Upstate, NY                                     14.8%   86.7%    88.6%       -1.9%
New Jersey, Long Island, Hudson Valley          14.0%   94.2%    94.6%       -0.4%
Chicago                                          6.1%   91.2%    92.6%       -1.4%
Misc.                                            5.2%   90.3%    91.4%       -1.1%
                                                 ---    ----     ----         ---

Total                                          100.0%   90.7%    92.0%       -1.3%
                                               =====    ====     ====         ===
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                      1st Qtr  1st Qtr
Region                                        % Units    2003     2002    Variance
------                                        -------    ----     ----    --------

Mid-Atlantic (Baltimore/Washington)             28.3%   90.9%    91.0%       -0.1%
Philadelphia                                    16.1%   91.8%    91.4%        0.4%
Detroit                                         15.5%   87.5%    89.5%       -2.0%
Upstate, NY                                     14.8%   86.7%    88.6%       -1.9%
New Jersey, Long Island, Hudson Valley          14.0%   94.2%    93.6%        0.6%
Chicago                                          6.1%   91.2%    92.3%       -1.1%
Misc.                                            5.2%   90.3%    89.5%        0.8%
                                                 ---    ----     ----         ---

Total                                          100.0%   90.7%    91.0%       -0.3%
                                               =====    ====     ====         ===
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                        March  1st Qtr
Region                                        % Units    2003     2003    Variance
------                                        -------    ----     ----    --------

Mid-Atlantic (Baltimore/Washington)             28.3%   90.4%    90.9%       -0.5%
Philadelphia                                    16.1%   92.5%    91.8%        0.7%
Detroit                                         15.5%   87.1%    87.5%       -0.4%
Upstate, NY                                     14.8%   87.4%    86.7%        0.7%
New Jersey, Long Island, Hudson Valley          14.0%   94.5%    94.2%        0.3%
Chicago                                          6.1%   91.5%    91.2%        0.3%
Misc.                                            5.2%   90.4%    90.3%        0.1%
                                                 ---    ----     ----         ---
Total                                          100.0%   90.7%    90.7%        0.0%
                                               =====    ====     ====         ===

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

Resident Statistics

                                              ---------------------------------------------------------------------------------------------------------
Top Six Reasons for Moveouts                          1ST QTR         4TH QTR        3RD QTR        2ND QTR        1ST QTR            YEAR        YEAR
                                                         2003            2002           2002           2002           2002            2002        2001
----------------------------                          -------         -------        -------        -------        -------            ----        ----

Home purchase                                          18.10%          20.10%         18.40%         18.70%         17.90%          18.80%      17.80%

Employment related                                     15.30%          13.70%         14.80%         14.10%         14.70%          14.30%      15.80%

Eviction/skip                                          15.20%          12.20%         10.30%         10.00%         11.60%          10.90%      10.20%

Resident Preference                                    11.00%          10.70%         11.90%         10.70%          9.50%          10.80%      10.00%

Rent level                                             10.10%          11.60%         11.10%         11.90%         13.00%          11.80%      13.30%

Transfer within HME                                     8.10%           8.20%          7.50%          8.10%          8.90%           8.10%       6.90%
                                              ---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------              --------------------------------
Traffic                                                                               Signed                      Turnover
                                                      Traffic         Traffic         Leases
                                                   1st Qtr 03      1st Qtr 03     1st Qtr 03
                                                           To              To             To
                                                   4th Qtr 02      1st Qtr 02     1st Qtr 02                    1st Qtr 03      1st Qtr 02
                                                   ----------      ----------     ----------                    ----------      ----------
Region
------
Baltimore                                                 40%            -11%            80%                           10%             10%
Washington                                                26%             -4%            -3%                            9%             10%
New Jersey                                                26%            -23%            -7%                            8%              7%
Long Island                                               13%             -2%             6%                           10%             11%
Hudson Valley                                            137%             14%            12%                           12%             15%
Philadelphia                                              16%            -17%            18%                           11%             11%
Detroit                                                   30%              1%            27%                           11%             10%
Rochester                                                 70%              0%            52%                           11%             11%
Buffalo                                                   28%             -2%             8%                            9%             12%
Syracuse                                                  48%             11%            58%                           12%              9%
Chicago                                                   38%            -14%            25%                           11%             10%
                                                          --              --             --                            --              --
Total Portfolio                                           30%             -8%            10%                           10%             10%
---------------------------------------------------------------------------------------------              --------------------------------

---------------------------------------------------------------
Bad Debts as % of Rents
                                                  1st Qtr 03
                                                       0.76%

                                                  1st Qtr 02
                                                       0.49%
--------------------------------------------------------------

HOME PROPERTIES OF NEW YORK, INC.
March 31, 2003 and 2002 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                          1ST QTR       1ST QTR
                                             2003          2002           QUARTER                %
                                           ACTUAL        ACTUAL          VARIANCE         VARIANCE
                                           ------        ------          --------         --------

ELECTRICITY                                 1,737         1,611             (126)            -7.8%

GAS                                         7,218         7,106             (112)            -1.6%

WATER & SEWER                               2,180         2,136              (44)            -2.1%

REPAIRS & MAINTENANCE                       4,724         4,532             (192)            -4.2%

PERSONNEL EXPENSE                           9,683         8,901             (782)            -8.8%

SITE LEVEL INCENTIVE COMPENSATION             198           186              (12)            -6.5%

ADVERTISING                                 1,535         1,384             (151)           -10.9%

LEGAL & PROFESSIONAL                          386           308              (78)           -25.3%

OFFICE & TELEPHONE                          1,270         1,171              (99)            -8.5%

PROPERTY INS.                               1,495         1,192             (303)           -25.4%

REAL ESTATE TAXES                           8,778         8,504             (274)            -3.2%

SNOW                                        1,205           538             (667)          -124.0%

TRASH                                         665           640              (25)            -3.9%

PROPERTY MANAGEMENT G & A                  2,550          2,308             (242)           -10.5%
                                           -----          -----             ----             ----

TOTAL                                      43,624        40,517           (3,107)            -7.7%
                                           ======        ======           ======              ===

Home Properties of New York, Inc.
March 31, 2003 and 2002 Supplemental Information

BREAKDOWN OF "OTHER INCOME"

Recognized directly by Home Properties:                                                      Q1 '03       Q1 '02

  Recognized directly by Home Properties:
  Management fees                                                                             1,171          496
  Other                                                                                          28           53
                                                                                              -----          ---
  Sub-total                                                                                   1,199          549
                                                                                              =====          ===

Equity in earnings of unconsolidated affiliates

  Home Properties Management and Home Properties Resident Services, Inc.

  Management fees                                                                                 -          666
  Interest income                                                                                 -          190
  Misc                                                                                            -           17
  General & Administrative                                                                        -        (817)
  Interest expense                                                                                -        (213)
  Depreciation                                                                                    -        (119)
  Taxes                                                                                           -           20
                                                                                              -----          ---
                                                                                                  -        (256)
                                                                                              =====          ===

  Company's share of earnings (losses) from
    investment in unconsolidated management
    companies                                                                                     -        (261)
                                                                                              =====          ===

  Company's share of earnings (losses) from
     investment in limited partnerships                                                       (740)        (615)
                                                                                              =====          ===

  Equity in earnings (losses) of unconsolidated affiliates                                    (740)        (876)
                                                                                              =====          ===

                        Note: In 2003, Home Properties Management and Home Properties Resident Services, Inc are
                fully consolidated with the Company. Therefore, in 2003, the individual line items of income and expense of the two Management Companies are included in each line item reported by the
           Company.
-----------------------------------------------------------------------------------------------------------------

Combined Management Fees
                                                                                             1,171        1,162
                                                                                             =====          ===

Combined EBITDA
                                                                                                42          415
                                                                                              =====          ===

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

                                                          SUMMARY OF RECENT ACQUISITIONS

                                                                                                   (1)                         Wgtd. Avg.
                                                                             Purchase     # of     CAP          Purchase        Price Per
Community                                   Market          State                Date    Units    Rate        Price (mm)             Unit
------------------------------------------------------------------------------------------------------------------------------------------
2003 ACQUISITIONS
Stone Ends Apartments                       Boston             MA           2/12/2003      280    7.7%             $34.0         $121,429
                                                                                     -----------------------------------------------------
                                                                            TOTAL QTD      280    7.7%             $34.0         $121,429
                                                                                     =====================================================

                                                                                                                               Wgtd. Avg.
                                                                             Purchase     # of                  Purchase        Price Per
Community                                   Market          State                Date    Units                Price (mm)             Unit
------------------------------------------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village                           Long Island        NY            3/1/2002       82    8.6%              $5.4          $65,854
Stratford Greens                            Long Island        NY            3/1/2002      359    8.6%             $45.2         $125,905
Westwood Village                            Long Island        NY            3/1/2002      242    8.6%             $28.7         $118,595
Woodmont Village                            Long Island        NY            3/1/2002       96    8.6%              $8.1          $84,375
Yorkshire Village                           Long Island        NY            3/1/2002       40    8.6%              $3.1          $77,500
Green Acres                                 Philadelphia       PA            3/1/2002      212    8.6%              $9.8          $46,226
Hawthorne Court/Estates (2)                 Long Island        NY            4/4/2002      434    8.6%             $31.0          $71,429
Heritage Square                             Long Island        NY            4/4/2002       80    8.6%              $6.4          $80,000
Muncy Apartments                            Long Island        NY           5/31/2002       23    8.6%              $3.2         $139,130
Holiday Square Apartments                   Long Island        NY           5/31/2002      120    8.6%              $6.3          $52,500
Gardencrest Apartments                      Boston             MA           6/28/2002      696    7.0%             $85.4         $122,701
Brittany Place Apartments                   NoVA/DC            MD           8/22/2002      591    9.1%             $41.3          $69,882
Cider Mill Apartments                       NoVA/DC            MD           9/27/2002      864    8.3%             $73.7          $85,301
Wallace Portfolio (5)                       Hudson Valley      NY          10/11/2002      224    7.1%             $12.8          $57,143
West Springfield Terrace                    NoVA/DC            VA          11/18/2002      244    7.1%             $34.2         $140,164
The Sycamores                               NoVA/DC            VA          12/16/2002      185    7.3%             $20.3         $109,730
                                                                                    -----------------------------------------------------
                                                                            TOTAL YTD    4,492    8.0%            $414.9          $92,364
                                                                                    =====================================================

-----------------------------------------------------------------------------------------------------------------------------------------
TOTAL 2002 and 2003 Acquisitions                                                         4,772    8.0%            $448.9          $94,070
-----------------------------------------------------------------------------------------------------------------------------------------

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

                                                              SUMMARY OF RECENT SALES

                                                                                         (1)                            Wgtd. Avg.
                                                                     Sale     # of       CAP              Sales          Price Per
Community                      Market           State                Date    Units      Rate         Price (mm)               Unit
-----------------------------------------------------------------------------------------------------------------------------------
2003 SALES
Weston Gardens                 North/Central       OH            1/8/2003      242      7.4%               $6.4            $26,595
Candlewood Apartments          South Bend          IN           1/22/2003      310      9.4%              $14.7            $47,332
                                                                         ----------------------------------------------------------
                                                                TOTAL QTD      552      8.8%              $21.1            $38,241
                                                                         ==========================================================

                                                                                         (1)                            Wgtd. Avg.
                                                                     Sale     # of       CAP              Sales          Price Per
Community                      Market           State                Date    Units      Rate         Price (mm)               Unit
-----------------------------------------------------------------------------------------------------------------------------------
2002 SALES
Landsdowne (4)                 Philadelphia        PA           1/23/2002      222     10.7%               $8.8            $39,640
Ridgeway Court                 Philadelphia        PA           1/23/2002       66     11.2%               $2.6            $39,394
Old Friends                    Baltimore           MD           1/24/2002       51     10.4%               $2.5            $49,020
Finger Lakes Manor             Rochester           NY            4/4/2002      153      8.4%               $7.9            $51,634
Conifer Village                Syracuse            NY           4/19/2002      199     11.8%               $7.1            $35,678
Rolling Park                   Baltimore           MD           5/31/2002      144      8.7%               $8.2            $56,944
Cloverleaf Village             Pittsburgh          PA           6/28/2002      148      9.6%               $5.2            $35,135
Carriage Hill Apartments       Central VA          VA            8/8/2002      664      8.4%              $41.6            $62,651
Springwood                     Philadelphia        PA          12/16/2002       77      8.6%               $3.2            $41,558
                                                                         ----------------------------------------------------------
                                                                TOTAL YTD    1,724      9.2%              $87.1            $50,522
                                                                         ==========================================================

(1)  CAP rate based on projected NOI  after allowance for 3% management fee but before capital expenditures

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information
BREAKDOWN OF OWNED UNITS BY MARKET

                                                   Net                                          Net
                                              Acquired           As of     12/31/2002      Acquired         As of         Current
MARKET                             STATE       in 2002      12/31/2002     % of Units       in 2003     3/31/2003      % of Units
----------------------------------------------------------------------------------------------------------------------------------
SUBURBAN WASH                         DC         1,884           6,596         15.79%                       6,596          15.89%
PHILADELPHIA                          PA          -152           6,124         14.66%                       6,124          14.76%
DETROIT                               MI                         5,694         13.63%                       5,694          13.72%
BALTIMORE                             MD          -195           5,692         13.63%                       5,692          13.71%
LONG ISLAND                           NY         1,476           3,409          8.16%                       3,409           8.21%
NORTHERN NJ                           NJ                         2,520          6.03%                       2,520           6.07%
ROCHESTER                             NY          -153           2,412          5.77%                       2,412           5.81%
CHICAGO                               IL                         2,242          5.37%                       2,242           5.40%
BUFFALO                               NY                         1,644          3.94%                       1,644           3.96%
SYRACUSE                              NY          -199           1,366          3.27%                       1,366           3.29%
HUDSON VALLEY                         NY           224             908          2.17%                         908           2.19%
SOUTH BEND                            IN                           706          1.69%          -310           396           0.95%
BOSTON                                MA           696             696          1.67%           280           976           2.35%
PORTLAND                              ME                           595          1.42%                         595           1.43%
HAMDEN                                CT                           498          1.19%                         498           1.20%
DOVER                                 DE                           432          1.03%                         432           1.04%
NORTH/CENTRAL                         OH                           242          0.58%          -242             0           0.00%
CENTRAL VIRGINIA                      VA          -664               0          0.00%                           0           0.00%
PITTSBURGH                            PA          -148               0          0.00%                           0           0.00%
                                        ------------------------------------------------------------------------------------------
TOTAL                                            2,769          41,776         100.0%          -272        41,504          100.0%

Total NY State                                   1,348           9,739          23.3%             0         9,739           23.5%
Total Upstate, NY                                 -352           5,422          13.0%             0         5,422           13.1%
Total Mid-Atlantic                               1,025          12,288          29.4%             0        12,288           29.6%

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

Debt Summary Schedule

FIXED
                                                                                                                 MATURITY       YEARS TO
PROPERTY                                     LENDER                              RATE           BALANCE              DATE       MATURITY
--------                                     ------                              ----           -------              ----       --------
CURREN TERRACE                               GMAC                               8.355         8,881,142          11/01/03           0.59
SEMINARY TOWERS 3rd                          Wachovia                           5.910        17,004,771          07/01/04           1.25
CASTLE CLUB (HP @)                           Legg Mason RE                      9.550         6,937,039          03/01/05           1.92
BAYVIEW/COLONIAL                             Midland Loan                       8.350         5,764,597          11/01/05           2.59
CAMBRIDGE VILLAGE - 2nd (*)                  North Fork Bank                    5.210           609,882          11/01/05           2.59
IDLYWOOD                                     Morgan Guaranty                    8.625         8,861,793          11/01/05           2.59
CARRIAGE HILL - MI                           Prudential-Fannie Mae              7.360         3,560,810          01/01/06           2.76
CARRIAGE PARK                                Prudential-Fannie Mae              7.480         5,135,347          01/01/06           2.76
MID-ISLAND                                   North Fork Bank                    7.500         6,675,000          05/01/06           3.09
DEVONSHIRE - 1st (*)                         AMI Capital                        7.100        19,553,455          06/01/06           3.17
NEWCASTLE                                    Presidential Funding               6.450         6,000,000          07/31/06           3.34
COUNTRY VILLAGE                              PW Funding                         8.385         6,357,284          08/01/06           3.34
HAMPTON COURT                                ORIX RE Capital                    8.875         3,436,572          09/01/06           3.42
HAWTHORNE COURT (*)                          Larson Financial                   5.830        11,220,430          11/01/06           3.59
HERITAGE SQUARE (*)                          Larson Financial                   5.880         3,202,964          11/01/06           3.59
RAINTREE                                     Leasehold Mortgage                 8.500         5,890,486          11/01/06           3.59
WOODMONT VILLAGE - 2nd (*)                   North Fork Bank                    5.380         1,189,197          11/01/06           3.59
WOODMONT VILLAGE - 1st (*)                   North Fork Bank                    5.410         2,765,469          12/01/06           3.67
MILL TOWNE VILLAGE                           Prudential-Fannie Mae              6.325         8,530,000          01/01/07           3.76
WOODGATE PLACE                               ARCS Mortgage                      7.865         3,271,090          01/01/07           3.76
BRITTANY PLACE                               CapMark Svcs.                      4.780        20,421,750          06/11/07           4.20
SEMINARY TOWERS - 1st                        Wachovia                           8.220         2,276,643          07/01/07           4.25
SEMINARY TOWERS - 2nd                        Wachovia                           8.400         1,727,213          07/01/07           4.25
SOUTHERN MEADOWS (*)                         CapMark Svcs.                      7.250        20,090,163          07/11/07           4.28
COURTYARDS VILLAGE (*)                       Berkshire Mtg-Freddie              6.670         5,192,390          08/01/07           4.34
GARDENCREST (*)                              Legg Mason(Sun Life)               6.000         5,375,457          11/01/07           4.59
ROYAL GARDENS APTS.                          M & T Bank - Freddie               4.900        32,339,911          11/01/07           4.59
FENLAND FIELD                                Prudential-Fannie Mae              5.050        12,629,541          12/01/07           4.67
HP@NEWARK (CHSTNT CRSG)                      Prudential-Fannie Mae              4.840        17,335,081          12/01/07           4.67
STRATFORD GREENS - 1st (*)                   North Fork Bank                    5.690        14,295,708          12/01/07           4.67
STRATFORD GREENS - 2nd (*)                   North Fork Bank                    5.690         2,171,355          12/01/07           4.67
VILLAGE SQUARE 1&2                           Prudential-Fannie Mae              5.050        22,015,756          12/01/07           4.67
BAYBERRY PLACE                               M&T Bank-Freddie Mac               4.340         3,889,407          01/01/08           4.76
CYPRESS PLACE                                Reilly Mortgage                    7.130         6,394,213          01/01/08           4.76
MAPLE LANE APTS - II                         AMI Capital                        7.205         5,721,815          01/01/08           4.76
PAVILION - 2nd                               Capri Capital                      7.450         3,774,094          01/01/08           4.76
PAVILION -3rd                                Capri Capital                      5.030        18,365,650          01/01/08           4.76
VALLEY PARK S                                Capri Capital                      6.930         9,546,728          01/01/08           4.76
VALLEY PARK SOUTH - 2nd                      Capri Capital                      6.740         3,740,543          01/01/08           4.76
VIRGINIA VILLAGE                             First Union NB - Svcr              6.910         9,380,430          01/01/08           4.76
CAMBRIDGE VILLAGE - 1st (*)                  North Fork Bank                    5.960         2,795,248          03/01/08           4.92
YORKSHIRE VILLAGE (*)                        North Fork Bank                    5.810         1,607,022          03/01/08           4.92
DETROIT PORTFOLIO                            Morgan Guaranty                    7.510        45,622,054          06/01/08           5.18
WELLINGTON WOODS/LAKES                       ORIX RE Capital                    6.980         7,791,662          06/01/08           5.18
RACQUET CLUB SOUTH                           Legg Mason RE                      6.980         2,948,603          07/01/08           5.26
WESTWOOD VILLAGE - 1st (*)                   M and T Bank                       5.940        16,759,732          10/31/08           5.59
WESTWOOD VILLAGE - 2nd (*)                   M and T Bank                       5.940         1,004,931          11/01/08           5.59
GOLF CLUB (HP @)                             ARCS Mortgage                      6.585        16,397,530          12/01/08           5.68
DEVONSHIRE - 2nd                             AMI Capital                        6.720         4,940,973          01/01/09           5.76
MANSION HOUSE                                1st Niagara Bank                   7.500           653,363          01/01/09           5.76
GREEN ACRES (*)                              M and T Bank                       6.300         5,863,890          11/01/09           6.59
WILLIAM HENRY                                Legg Mason RE                      5.310        23,917,972          12/01/09           6.68
BLACKHAWK                                    M&T Bank-Freddie Mac               5.060        14,109,309          12/01/09           6.68
CHERRY HILL                                  Prudential                         5.360         5,337,950          01/01/10           6.76
ELMWOOD TERRACE                              John Hancock                       5.300        22,324,035          01/01/10           6.76
GLEN MANOR                                   Prudential-Fannie Mae              5.065         6,161,305          01/01/10           6.76
HILL BROOK APTS                              M & T Bank - Freddie               5.210        11,872,437          01/01/10           6.76
RIDLEY BROOK                                 Prudential-Fannie Mae              4.865        10,292,528          01/01/10           6.76
SHERRY LAKE                                  GMAC                               5.180        20,651,785          01/01/10           6.76
MULTI-PROPERTY                               M & T Bank - Freddie               7.575        45,400,000          05/01/10           7.09
CIDER MILL                                   Berkshire Mtg-Freddie              4.720        48,171,643          10/01/10           7.51
HP@DEVON (SGRTWN MEWS)                       Prudential-Fannie Mae              7.500        28,892,000          10/01/10           7.51
TREXLER PARK (HP @)                          Prudential-Fannie Mae              7.500        10,140,000          10/01/10           7.51
MULTI-PROPERTY                               Prudential-Fannie Mae              7.250        32,978,000          01/01/11           7.76
MULTI-PROPERTY                               Prudential-Fannie Mae              6.360         8,141,000          01/01/11           7.76
MULTI-PROPERTY                               Prudential-Fannie Mae              6.160        58,881,000          01/01/11           7.76
ORLEANS VILLAGE                              Prudential-Fannie Mae              6.815        43,745,000          01/01/11           7.76
RACQUET CLUB                                 Prudential-Fannie Mae              6.875        22,424,553          04/01/11           8.01
MEADOWS APARTMENTS                           Prudential-Fannie Mae              6.875         3,455,775          05/01/11           8.09
TIMBERCROFT TH's 1 - 1st                     GMAC                               8.500           765,392          05/01/11           8.09
LAKE GROVE                                   Prudential-Fannie Mae              6.540        27,288,082          12/01/11           8.68
TIMBERCROFT TH's 3 - 1st                     GMAC                               8.000         1,043,601          02/01/12           8.85
MULTI-PROPERTY NOTES PAYBL                   Seller Financing                   4.000           773,495          02/01/12           8.85
APPLE HILL                                   M&T Bank-Freddie Mac               6.650        25,824,282          03/01/12           8.93
CANDLEWOOD GARDENS, NY                       M&T Bank-Freddie Mac               6.830         2,815,140          03/01/12           8.93
EMERSON SQUARE                               M&T Bank-Freddie Mac               6.850         2,275,953          03/01/12           8.93
FAIRVIEW                                     M&T Bank-Freddie Mac               6.850         7,659,076          03/01/12           8.93
PARADISE LANE                                M&T Bank-Freddie Mac               6.830         8,935,226          03/01/12           8.93
PERINTON MANOR                               M&T Bank-Freddie Mac               6.850         9,474,594          03/01/12           8.93
GATEWAY VILLAGE                              Prudential-Fannie Mae              6.885         7,230,440          05/01/12           9.09
COLONIES                                     Prudential-Fannie Mae              7.110        21,945,043          06/01/12           9.18
CARRIAGE HILL - NY                           M&T Bank-Freddie Mac               6.850         5,958,657          07/01/12           9.26
CORNWALL PARK                                M&T Bank-Freddie Mac               6.830         5,759,880          07/01/12           9.26
HARBORSIDE MANOR                             M&T Bank-Freddie Mac               6.850         7,497,976          07/01/12           9.26
LAKESHORE VILLAS                             M&T Bank-Freddie Mac               6.850         5,149,272          07/01/12           9.26
PATRICIA APTS                                M&T Bank-Freddie Mac               6.830         5,461,955          07/01/12           9.26
PEARL STREET                                 M&T Bank-Freddie Mac               6.830         1,127,149          07/01/12           9.26
SUNSET GARDENS                               M&T Bank-Freddie Mac               6.830         6,057,805          07/01/12           9.26
WESTMINISTER PLACE                           M&T Bank-Freddie Mac               6.850         6,753,144          07/01/12           9.26
WOODHOLME MANOR                              Prudential-Fannie Mae              7.160         3,878,722          07/01/12           9.26
MORNINGSIDE/CARRIAGE HL                      Morgan Guaranty                    6.990        18,848,544          05/01/13          10.09
MULTI-PROPERTY                               Prudential - Fannie Mae            6.475       100,000,000          08/31/13          10.43
DEERFIELD WOODS                              GE Financial                       7.000         3,259,957          01/01/14          10.76
SPRINGWELLS                                  AMEX/IDS                           8.000        10,753,055          07/01/15          12.26
PINES OF PERINTON                            NYS Urban Development              8.500         7,924,705          05/01/18          15.10
PAVILION - 1st                               Capri Capital                      8.000         8,174,990          11/01/18          15.60
BONNIE RIDGE                                 Prudential                         6.600        17,635,271          12/15/18          15.72
TIMBERCROFT TH's 1 - 2nd                     Allfirst Mtg                       8.375         2,180,214          06/01/19          16.18
TIMBERCROFT TH's 3 - 2nd                     Allfirst Mtg                       8.375         3,211,280          06/01/19          16.18
VILLAGE GREEN, FW                            ARCS Mortgage                      8.230         4,026,787          10/01/19          16.52
RAINTREE                                     Leasehold Debt                     8.500         1,081,935          04/30/20          17.10
MACOMB MANOR                                 EF&A Funding                       8.630         3,844,860          06/01/21          18.18
SHAKESPEARE PARK                             Reilly Mortgage                    7.500         2,490,079          01/01/24          20.77
HOLIDAY SQUARE (*)                           Red Capital (Servicer)             6.700         3,801,699          03/01/24          20.93
BARI MANOR (*)                               Wachovia (Servicer)                4.440         3,165,586          10/11/28          25.55
HUDSON VIEW ESTATES (*)                      Wachovia (Servicer)                4.500         2,451,220          10/11/28          25.55
SHERWOOD TOWNHOUSES (*)                      Wachovia (Servicer)                4.290           769,979          10/11/28          25.55
SPARTA BROOK (*)                             Wachovia (Servicer)                4.440         2,001,397          10/11/28          25.55
OWINGS RUN 1                                 Reilly Mortgage                    8.000        17,350,696          10/01/35          32.53
OWINGS RUN 2                                 Prudential Huntoon                 8.000        14,472,649          06/01/36          33.19
OWINGS RUN 1                                 Reilly Mortgage                    8.000        17,378,230          10/01/35          32.77
OWINGS RUN 2                                 Prudential Huntoon                 8.000        14,494,337          06/01/36          33.44

     WTD AVG - FIXED SECURED                                                     6.51     1,265,932,262                             8.05
     % OF PORTFOLIO - FIXED                                                                       99.4%

VARIABLE SECURED
VARIABLE SECURED
            CANTERBURY APARTMENTS            Allfirst Bank                      3.088        15,000,000          07/01/03           0.25
               Adjusts Monthly
      MAPLE LANE - I - Eqv. Bond Yield       Civitas Bank                        3.15         6,055,000          07/27/07           4.33
               Adjusts Weekly

     WTD AVG - VARIABLE SECURED                                                  3.11        21,055,000                             1.42

     WTD AVG - TOTAL SECURED DEBT                                                6.46     1,286,987,262                             7.83

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                                M and T Bank et. al.               2.46        65,000,000          09/01/05           2.42
                   Adjusts Daily  LIBOR + 125

-----------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                                    6.264     1,351,987,262                              7.57
-----------------------------------------------------------------------              -------------------

-------------------------------------------------------------------------------------                                             -------
WTG AVG - TOTAL SECURED DEBT                                                     6.46                                                7.83
-------------------------------------------------------------------------------------                                             -------
WTD AVG - TOTAL PORTFOLIO                                                        6.26                                                7.57
-------------------------------------------------------------------------------------                                             -------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

--------------------------------------------------------------------------------              --------------------------------------------------------
                                                                                                               FIXED RATE
                                 FREE & CLEAR PROPERTIES                                                  MATURING DEBT SCHEDULE
--------------------------------------------------------------------------------              --------------------------------------------------------
1600 East Avenue                   164           Maple Tree                   84                                 MATURING         WTD AVG    Percent of
1600 Elmwood                       210           Northgate Manor             224                 YEAR              DEBT              RATE         Total
Arbor Crossing                     134           Rider Terrace                24                 ----           ----------        -------     ---------
Beechwood Gardens                  160           Sherwood House                6                 2003            8,881,142           8.36         0.70%
Brook Hill                         192           South Bay Manor              61                 2004           17,004,771           5.91         1.34%
Cedar Glen                         110           Stone Ends Apartments       280                 2005           22,173,311           8.75         1.75%
Coventry Village                    94           Terry Apartments             65                 2006           74,987,014           7.09         5.92%
East Hill Gardens                   33           The Colony                  783                 2007           167,672,058          5.57        13.24%
Gardencrest                         60           The Lakes                   434                 2008           155,739,663          6.66        12.30%
Glen Brook                         173           The Sycamores               185                 2009           49,485,505           5.53         3.91%
Hawthorne Estates                   26           West Springfield Terrace    244                 2010           209,243,682          6.03        16.53%
Muncy - Holiday Square              23                                                           2011           197,678,803          6.65        15.62%
                                   ---                                     -----                 2012           135,621,409          5.50        10.71%
Total Free and Clear Properties:    23           Units:                    3,769              2013-2036         227,444,903          7.01        17.97%
--------------------------------------------------------------------------------                              -------------                      -----

                                                                                               TOTAL          1,265,932,262         6.51       100.00%
                                                                                             --------------------------------------------------------

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

Net Asset Value Calculation
---------------------------

Cap Rate (after 3% G & A, before capital expenditures)           8.25%               8.50%            8.75%            9.00%            9.25%
                                                                 -----               -----            -----            -----            -----

1st QTR 2003
------------
Rent                                                           101,921             101,921          101,921          101,921          101,921
Property other income (without GP interest effect)               3,645               3,645            3,645            3,645            3,645
Operating & maintenance expense                                (49,772)            (49,772)         (49,772)         (49,772)         (49,772)
                                                            ----------          ----------       ----------       ----------       ----------
Property NOI                                                    55,794              55,794           55,794           55,794           55,794
Adjustment for 1st QTR acquisitions                                305                 305              305               305              305
                                                            ----------          ----------       ----------       ----------       ----------
Effective 1st QTR "run rate"                                    56,099              56,099           56,099           56,099           56,099

Annualized (1st qtr = 22.7% due to seasonality)                247,134             247,134          247,134          247,134          247,134
NOI growth for next 12 months @ 4%                               9,885               9,885            9,885             9,885            9,885
                                                            ----------          ----------       ----------       ----------       ----------
Adjusted NOI                                                   257,019             257,019          257,019          257,019          257,019
                                                                     -
Real estate value using above cap rate                       3,115,387           3,023,758        2,937,365        2,855,771        2,778,588
Property Management activities                                       -
   (2003 1ST QTR EBITDA  X 4 / 20%)                                840                 840              840              840              840
Cash                                                             8,798               8,798            8,798            8,798            8,798
Other assets                                                    92,505              92,505           92,505           92,505           92,505
Less:
  Deferred charges                                              (8,887)             (8,887)          (8,887)          (8,887)          (8,887)
  Intangible                                                    (3,561)             (3,561)          (3,561)          (3,561)          (3,561)
                                                            ----------          ----------       ----------       ----------       ----------
Gross value                                                  3,205,082           3,113,453        3,027,060        2,945,466        2,868,283
Less liabilities & perpetual preferred stock                (1,471,014)         (1,471,014)      (1,471,014)      (1,471,014)      (1,471,014)
                                                            ----------          ----------       ----------       ----------       ----------
Net Asset Value                                              1,734,068           $1,642,439       $1,556,046       $1,474,452     $ 1,397,269
                                                             =========           ==========       ==========       ==========     ===========

Per share/unit - fully diluted                                $ 36.76            $  34.82            $32.99           $31.26           $29.62
                                                             =========           ==========       ==========       ==========     ===========
                 47,167.6      shares

After adjusting for below average occupancy for the quarter
  of 90.7% verses more "typical" 93% in the 1st qtr           $ 39.53            $  37.50          $ 35.59          $ 33.79            $32.09
                                                             =========           ==========       ==========       ==========     ===========
----------------------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                7.55%               7.77%            8.00%            8.23%            8.46%
----------------------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
                                                                                   Initial                           #ofdays
                                                                               Unleveraged        Quarterly          Missing
Property                      Units      Region     Price         Date              Return              NOI        InQuarter             Adj
--------                      -----      ------     -----         ----              ------              ---        ---------             ---
Stone Ends Apartments         280        Boston     34,000   2/12/2003                7.7%              655               42              305
                                                                                                                                      -------
                                                                                                                                          305
----------------------------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                              Other            O & M
                                                                 Rent              Income          Expense
                                                                 ----              ------          -------
Per financial statement                                       101,921               3,645         (49,772)
Add back properties classified as discontinued operations
  still owned at March 31, 2003                                     -                   -                 -
                                                           ----------          ----------       ----------

Proper run rate before acquisitions                           101,921               3,645          (49,772)
                                                           ==========          ==========       ==========

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

                                            Home Properties of NY, Inc.
                                      March 31, 2003 Supplemental Information

                                       Recurring Capital Expenditure Summary

The  Company  has  a  policy  to  capitalize  costs  related  to  the  acquisition,  development,   rehabilitation,
construction,  and  improvement of properties.  Capital  improvements  are costs that increase the value and extend the useful  life of an asset.  Ordinary  repair  and  maintenance  costs that do not extend the useful  life of the asset are  expensed as  incurred.  Costs  incurred on a lease  turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital  improvements  typically include:  appliances,  carpeting and flooring,
HVAC equipment,  kitchen/ bath cabinets,  new roofs, site improvements and various exterior building  improvements.
Non- recurring upgrades include,  among other items:  community centers,  new windows,  and kitchen/ bath apartment upgrades.  The Company  capitalizes  interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that  management  considers  recurring,  non-revenue  enhancing  capital and maintenance  expenditures  for a standard garden style  apartment.  Included are the per unit  replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                             Maintenance
                                                             Capitalized         Expense            Total
                                 Capitalized                 Expenditure        Cost per         Cost per
                                    Cost per      Useful        Per Unit            Unit             Unit
Category                                Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
----------------------------------------------------------------------------------------------------------
Appliances                            $1,000          18             $55             $ 5             $ 60
Blinds/Shades                            130           6              22               6               28
Carpets/cleaning                         840           6             140              97              237
Computers, equipment, misc.(4)           120           5              22              29               51
Contract repairs                           -           -               -             102              102
Exterior painting (5)                     84           5              17               1               18
Flooring                                 250           8              31               -               31
Furnace/Air (HVAC)                       765          24              32              43               75
Hot water heater                         130           7              19               -               19
Interior painting                          -           -               -             138              138
Kitchen/bath cabinets                  1,100          25              44               -               44
Landscaping                                -           -               -             106              106
New roof                                 800          23              35               -               35
Parking lot                              400          15              27               -               27
Pool/ Exercise facility                  100          15               7              23               30
Windows                                  980          36              27               -               27
Miscellaneous (6)                        705          15              47              40               87
----------------------------------------------------------------------------------------------------------
Total                                 $7,404                        $525            $590           $1,115
----------------------------------------------------------------------------------------------------------

(1)Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)This amount is not necessarily  incurred each and every year.  Some years will be higher,  or lower depending on the timing of certain longer life expenditures.
(3)These  expenses  are  included in the  Operating  and  maintenance  line item of the  Consolidated  Statement of
   Operations.  Maintenance  labor  costs  are  not  included  in the  $590  per  unit  maintenance  estimate.  All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the
   Company's  same-  store  expense  detail  schedule.  The annual  per unit cost of  maintenance  staff  would add another $570 to expenses and total cost figures provided.
(4)Includes computers, office equipment/ furniture, and maintenance vehicles.
(5)The level of exterior painting may be lower than other similar titled  presentations as the Company's  portfolio has a  significant  amount of brick  exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.
(6)Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown  of costs  above,  one must  consider  the  Company's  unique  strategy in  operating apartments,  which has been to improve every  property every year  regardless of age.  Another part of its strategy is to purchase older  properties and rehab and reposition them to enhance  internal rates of return.  This strategy results in higher  costs of capital  expenditures  and  maintenance  costs which is more than  justified  by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

                                            Home Properties of NY, Inc.
                                      March 31, 2003 Supplemental Information

                                            Capital Expenditure Summary

The Company  estimates that during the  three-month  period ended March 31, 2003,  approximately  $131 per unit was spent on  recurring  capital  expenditures,  respectively.  The table below  summarizes  the  breakdown  of capital improvements by major categories  between recurring and non-recurring,  revenue generating capital  improvements as follows:

                                  For the three-month period ended March 31, 2003
                                  -----------------------------------------------
                                       (in thousands, except per unit data)

                                                               Non-                          Total
                               Recurring                  Recurring                         Capital
                                  Cap Ex      Per Unit(a)    Cap Ex       Per Unit(a)     Improvements   Per Unit(a)
                                  ------      -----------    ------       -----------     ------------   -----------
New Buildings                       $  -          $ -         $ 387           $ 9             $ 387           $ 9
Major building improvements          942           23         2,512            61             3,454            84
Roof replacements                    294            9             -             -               294             9
Site improvements                    345            8           431            10               776            18
Apartment upgrades                   679           16         7,043           170             7,722           186
Appliances                           564           14           490            12             1,054            26
Carpeting/Flooring                 1,771           43           540            13             2,311            56
HVAC/Mechanicals                     522           12         1,753            42             2,275            54
Miscellaneous                        231            6           638            15               869            21
                                  ------         ----       -------          ----           -------          ----
Totals                            $5,348         $131       $13,794          $332           $19,142          $463
                                  ======         ====       =======          ====           =======          ====

(a)  Calculated  using the  weighted  average  number of units  outstanding,  including  36,736  core  units,  2002 acquisition units of 4,492 and 2003 acquisition units of 150.

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

                                  For the three-month period ended March 31, 2003
                                  -----------------------------------------------
                                       (in thousands, except per unit data)

                                                                            Non-                          Total
                                          Recurring                    Recurring                        Capital
                                             Cap Ex      Per Unit         Cap Ex     Per Unit      Improvements       Per Unit
                                             ------      --------         ------     --------      ------------       --------
Core Communities                             $4,746          $131        $10,166         $275           $14,912           $406
2003 Acquisition Communities                     13           131              -            -                13             82
2002 Acquisition Communities                    589           131          3,628          808             4,217            939
                                             ------          ----        -------         ----           -------           ----
Sub-total                                     5,348           131         13,794          332            19,142            463
2003 Disposed Communities                         3           131              -            -                 3             34
                                                  -                                                         459
Corporate office expenditures (1)                               -              -            -                                -
                                             ------          ----        -------         ----           -------           ----
                                             $5,351          $131        $13,794         $333           $19,604           $462
                                             ======          ====        =======         ====           =======           ====

(1) No distinction is made between recurring and non-recurring expenditures for corporate office.

Home Properties of New York, Inc.
March 31, 2003 Supplemental Information

2003 Earnings Guidance

                                                   Q2             Q3             Q4            Year
                                                   --             --             --            ----
FFO per share                                  $.75 - $.78    $.81 - $.83    $.75 - $.78   $2.91 - $3.01

Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                               3.8%           4.2%           4.3%           3.7%

Same store expense growth                               6.9%           3.2%           3.7%           5.1%

Same store NOI growth                                   2.0%           3.6%           4.3%           2.5%

NOI growth by region:
     New Jersey, Long Island, Lower Hudson                                                           4.4%
     Mid-Atlantic (Baltimore/Washington)                                                             3.7%
     Philadelphia                                                                                    0.6%
     Detroit                                                                                        -0.9%
     Chicago                                                                                         2.6%
     Upstate NY                                                                                     -0.9%

Same store 2003 economic occupancy                     92.0%          92.8%          91.1%          91.6%
Same store 2002 economic occupancy                     92.3%          93.2%          92.0%          92.1%
Difference in occupancy                                -0.3%          -0.4%          -0.9%          -0.6%

Acquisitions                                                                                 $250 million

Dispositions                                                                                 $100 million